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                          MASTER SUBCONTRACT AGREEMENT


This Agreement ("Agreement") is entered into as of March 31, 1998 (the "Effective Date"), between XXX* (the "Company"), and TECHFORCE, a Georgia corporation, with its principal place of business located at 5741 Rio Vista Drive, Clearwater, Florida 33760 ("Subcontractor").

                                    RECITALS

WHEREAS, Company will engage in marketing certain managed telecommunications services to Customers and in connection therewith will agree to supply installation, maintenance and other support services to such Customers;

WHEREAS, Subcontractor is knowledgeable concerning the installation and maintenance of telecommunications equipment and may desire to provide such installation, maintenance and other support services for Company; and

WHEREAS, Company desires to engage Subcontractor as an independent contractor in performing certain installation and maintenance services for resale; and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Subcontractor hereby agree as follows:

I. Definitions

    1.01 Contract Price The term "Contract Price" shall mean and include the amounts charged by Subcontractor for providing the Services described in the Service Request Form, Schedule A attached hereto and incorporated herein, including the amount charged for Materials supplied by Subcontractor in providing the Services, together with all taxes, assumed by Company pursuant to Section 4.02 hereof. The total Contract Price (exclusive of taxes) and payment schedule of such Contract Price shall be as set forth in Schedule B, pursuant to Exhibit B-1 - Standard Price Model.

    1.02 Customer The term "Customer" shall mean and include those persons or entities procuring Equipment or Services from Company.

    1.03 Effective Date The term "Effective Date" shall mean the date by which the party's hereby agree to commence performance under this Agreement.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

    1.04 Equipment. The term "Equipment" shall mean the computer hardware, telecommunications equipment and other equipment set forth in the attached schedules, as amended from time to time upon the mutual agreement of the parties, which are to be managed by Company and may be installed and maintained by Subcontractor pursuant to this Agreement.

    1.05 System Outage. The term "System Outage" shall mean and include any failure of the Equipment that materially affects the operation of the Equipment. A more detailed definition of System Outage and its prescribed maintenance requirements are described under Schedule C and will be designated under each Service Request Form.

    1.06 Manufacturer. The term "Manufacturer" shall mean and include each manufacturer or vendor of the Equipment and Spare Parts.

    1.07 Materials. The term "Materials" shall mean and include any tools or materials which must be supplied by Subcontractor at its sole cost and expense in order to perform the Services. Materials does not include Equipment, cables or other items provided by Company to its Customers.

    1.08 Project. The term "Project" shall mean and include all Services and Materials to be provided to a Customer pursuant to this Agreement and the applicable Service Request Form.

    1.09 Service Request Form. The term "Service Request Form" shall mean and include the document, completed and executed by Subcontractor and Company for each Project, in substantially the form of Schedule A, attached hereto and incorporated herein.

    1.10 Project Service Term. The term "Project Service Term" shall mean and include the period for which Company agrees to perform the Services for a Customer as set forth in the applicable Schedule A.

    1.11 Services. The term "Services" shall mean and include those installation, maintenance and support services set forth and described in Schedule A.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.


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    1.12 Site. The term "Site" shall mean and include the premises where the
         Equipment is to be installed or is located as set forth in the Schedule A, including any such location where staging or other installation related activity takes place.

    1.13 Spare Parts. The term "Spare Parts" shall mean and include replacement assemblies or subassemblies for the Equipment, other than the Materials, as set forth in Schedule A as amended from time to time to reflect changes in the Equipment.

    1.14 Specifications. The term "Specifications" shall mean and include the procedures, specifications, diagnostic software and drawings of the Manufacturer's and Company for stocking and using the Spare Parts and for installing, maintaining and supporting the Equipment; such procedures, specifications, diagnostic software and drawings are incorporated herein by this reference and may be amended from time to time by such Manufacturers' or Company.

    1.15 Unrelated Services. The term "Unrelated Services" shall mean and include all installation, maintenance and repair services, in addition to the Services, authorized by Company and provided by Subcontractor to a Customer.


II. MASTER AGREEMENT

    2.01 Master Agreement. This Agreement is the master agreement which shall govern all Projects that are undertaken by Company and Subcontractor. For each Project, Subcontractor and Company shall complete and execute a separate Service Request Form. Such Service Request Form shall set forth for each Project, the Site, the Equipment to be installed and/or maintained, the Services to be rendered and the maintenance plan and options therein specified, the Project Service Term, and the Materials to be supplied by Subcontractor. In the event of any conflict between the provisions of the Service Request Form and this Agreement, the provisions of the Service Request Form shall control over the provisions of this Agreement.

III. TERM

    3.01 Term. This Agreement shall be effective as of the Effective Date and shall remain in full force and effect for an initial term of thirty-six
         (36) months, unless sooner


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         terminated pursuant to Article XV; provided, however, that this Agreement shall remain in full force and effect with respect to any Project for the Project Service Term of such Project which is not completed at the expiration of the term of this Agreement or any renewal thereof. This Agreement shall be automatically renewed for additional successive twelve (12) month terms unless either party gives the other party sixty (60) days written notice of its intention not to renew this Agreement prior to the expiration of the term or the anniversary thereof. Notwithstanding the foregoing, the provisions of Articles III, VIII, IX, XII, XIV, XV, XVII, XVIII and XIX shall survive any expiration or termination of this Agreement, in whole or in part.


IV. CHARGES AND PAYMENTS

    4.01 Payment. Subcontractor shall invoice Company for the Contract Price for Services performed and for any amounts due for Unrelated Services performed for all then current Projects according to the payment schedule described in Section 4.04. Each such invoice shall include supporting documentation and details of the Services and Unrelated Services performed. Company shall pay any amounts due within forty-five
         (45) days of receipt thereof or notify Subcontractor of any dispute with respect to any invoice. Company shall provide Subcontractor with adequate documentation of any invoice or amount disputed by Company within thirty (30) days of discovery of the basis for the dispute. Except as otherwise provided herein or in any applicable Service Request Form, the Contract Price shall be Subcontractor's sole and complete compensation for the Services performed and Materials supplied for a Project, including without limitation, compensation for overtime or premium work, licenses, fees or any other expenses required to be paid by Subcontractor in order for Subcontractor to perform the Services.

    4.02 Taxes. Company shall pay all sales, consumer, use and any other similar taxes (except for taxes imposed on Subcontractor-provided Materials and taxes based upon Subcontractor's income, net worth, franchise or property) imposed by law in connection with the provision of the Services or Unrelated Services. If there are any taxes, levies, charges or fees which Subcontractor is obligated to pay but which have not been paid by Subcontractor, Company may pay such amounts and either (a) deduct such cost from any amount due Subcontractor or (b) invoice Subcontractor for the cost thereof; Subcontractor shall pay any such invoice within forty-five (45) days of receipt thereof. In the event that Company provides Subcontractor with a duly authorized tax exemption certificate, Subcontractor will not invoice the tax covered by the exemption certificate. Company and Subcontractor agree to reasonably cooperate with each other to determine more accurately each party's tax liability and minimize such liability


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         to the extent legally permissible. Subcontractor will segregate the charges assessed under this Agreement into the following payment streams: i) that for taxable Service and Unrelated Services; ii) that for nontaxable Service and Unrelated Services; iii) that for which a sales, use or similar tax has been paid by Subcontractor and iv) that for which Subcontractor is acting as a paying agent for Company in receiving goods, supplies or service (including leasing and licensing arrangements) that otherwise are not taxable or have previously been subject to tax.

    4.03 Unrelated Services. Subcontractor shall not perform any Unrelated Services without the prior written consent of Company. If Company agrees that such Unrelated Services are necessary for a Project, Subcontractor shall supply such Unrelated Services and invoice Company therefor at the rates set forth in Schedule B.

    4.04 Payment Schedule. For each Project, Subcontractor and Company shall concurrently complete and execute a separate Contract Price and Payment Schedule as set forth in Schedule B, pursuant to Exhibit B-1.


V. STANDARD OF PERFORMANCE

    5.01 Company Diagnostic Effort. Company shall use reasonable efforts to screen all service-related calls of System Failures by Customers and to determine the nature and scope of any System Outage prior to reporting such System Outage to Subcontractor. Company shall designate System failures and Subcontractor shall respond as set forth under Schedule C.

    5.02 Service Availability. Except where Schedule D (Escalation Procedures) applies, Subcontractor shall, upon execution of this Agreement, provide a telephone contact where Company can report System Outages to Subcontractor as set forth under Schedule C. Subcontractor's maintenance personnel shall arrive at the Site of a reported System Outage within the time specified.

    5.03 Correction Time. Subcontractor shall correct System Outages within the time specified therefor in the Service Request Form, pursuant to Schedule C. In the event Subcontractor is unable or unwilling to correct a System Outage in a timely manner in accordance with the response times agreed to on the Service Request Form, Subcontractor shall use its best efforts to escalate such performance, or lack thereof to XXX* Corporation [entity] in a timely manner.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

VI. MATERIALS AND SPARE PARTS

    6.01 Materials. Subcontractor shall furnish all installation Materials necessary for performance of the Services. All Materials supplied by Subcontractor to Customer shall be new, unless the system and/or the component parts are no longer manufactured, thereby the contractor will provide refurbished/like new products from reputable industry providers.

    6.02 Spare Parts. Company shall provide, and Subcontractor shall maintain on Company's behalf an inventory of Spare Parts at Company's direction and in an amount and variety sufficient to meet the requirements of the Project(s) and the response times. Notwithstanding the aforesaid, it is incumbent upon Subcontractor to notify Company in the event Subcontractor reasonably discovers that inventory thresholds become too low, either as a result of higher than expected maintenance turnover or growth in number of locations (Customers) being covered under this Agreement. All such Spare Parts shall be obtained by XXX* Corporation at its sole cost and expense and shall remain the property of XXX* Corporation. In addition, title to any such Spare Parts shall remain with XXX* Corporation. Upon the instance delivery of such Spare Parts, Subcontractor bears the risk of loss of the Spare Parts. Subcontractor shall carry adequate insurance against loss, adding XXX* Corporation as loss payee.

    6.03 No Substitution. Subcontractor shall not substitute materials of a lesser grade or quality for the Materials or Spare Parts specified in the Service Request Form without Company's prior written consent.

    6.04 UL Approved. All Materials supplied by Subcontractor shall be approved by Underwriter's Laboratories ("UL") where such approval is available for Materials of the type used. If any Materials are furnished without the UL approval, Subcontractor shall be required to prove that UL approval is not available for such Materials, and obtain Company's consent to use such Materials. All Materials comprising electrical equipment supplied by Subcontractor shall bear the manufacturer's label which provides complete electrical data on such equipment.

VII. RISK OF LOSS

    7.01 Risk of Loss. Subcontractor shall bear all risk of loss and damage to the Equipment which is in its possession and control during the performance of the Services. If


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         Subcontractor due to Subcontractor's negligence, damages any property of Customer or the Equipment, Subcontractor shall pay the repair or replacement of such property or Equipment except to the extent such loss or damage results from the actions or omissions of Company, its employees or agents.


VIII. CORRECTION OF WORK: WARRANTY AND MAINTENANCE

    8.01 Warranty.
         (a) Subcontractor warrants that it has the right to enter into this Agreement and that it understands the nature and scope of the Services to be performed, the Specifications and Company's, and Manufacturers' other installation and maintenance requirements for the Equipment and Spare Parts, its obligations under this Agreement, and all other matters which may in any way affect Subcontractor's rendering of the Services. (b) Upon acceptance of the Installation Services and for a period of three (3) months thereafter, ("the Warranty Period"), the Subcontractor warrants that the Installation Services performed hereunder, and those items of Materials as are supplied by Subcontractor hereunder in connection therewith, shall be free from defects and deficiencies in workmanship. (c) Subcontractor warrants that the installation Services shall conform to the Specifications and applicable Company installation practices, as disclosed to Subcontractor, and in accordance with recognized industry standards applicable to the installation of telecommunication equipment, in particular, the Equipment manufacturer's standards. (d) Subcontractor represents and warrants that it is skilled and knowledgeable in the performance of the Services and that it shall perform the Services and the Unrelated Services in a good and workmanlike manner and in accordance with the Specifications and with the terms and conditions of this Agreement and the applicable Service Request Form. (e) Subcontractor warrants that any equipment and materials that are requested by Company to be of a certain brand or of a certain specification shall strictly conform to such request.

         For a period of ninety (90) days from the rendering of any Unrelated Services, Subcontractor shall correct at its own expense any defect, deficiency or nonconformance therein. Subcontractor agrees to hold Company harmless for any breach of said warranty.

    8.02 Right to Cover. In the event that Company determines that Subcontractor has breached the warranties set forth in Article VIII hereof, Company may, by written notice to Subcontractor, direct Subcontractor to immediately cease performing services for such Project(s) and Company may itself provide or may procure, upon such terms as Company deems reasonable and appropriate, services similar to the terminated Services.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

    8.03 Disclaimer of Warranty. NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE MADE BY SUBCONTRACTOR.


IX. SUBCONTRACTOR'S OBLIGATIONS

    9.01 Liens.
         Subcontractor shall keep each Site free and clear of all liens, claims and charges including but not limited to material, laborers' and mechanics' liens arising out of Services performed or Materials supplied by Subcontractor or its subcontractors in connection with this Agreement. Subcontractor shall give Company prompt written notice of any actual or potential lien, claim or charge which has been or may be imposed on a Site. In the event that any such lien, claim or charge is imposed on a Site, Subcontractor shall immediately satisfy such lien, claim or charge at its own cost and expense. If Subcontractor fails to satisfy any lien, claim or charge within a reasonable period of time, Company, without limiting any of its other rights or remedies, may satisfy the lien, charge or claim and (a) deduct the cost, including attorneys' fees, from any amount due Subcontractor or (b) invoice Subcontractor for such cost; Subcontractor shall pay such invoice within forty-five (45) days of receipt thereof.

    9.02 Project Management.
         If provided for under the Service Request Form, Subcontractor shall assign a Project Manager who will oversee each phase of Subcontractor's work. Subcontractor's Project Manager will be responsible for all communications between the Subcontractor and Company.

    9.03 Continuation of Services.
         In the event that a dispute arises between Company and Subcontractor concerning this Agreement, (a) Subcontractor shall continue to perform the Services hereunder pending resolution of such dispute, unless and until (i) this Agreement is terminated pursuant to Article XIII hereof or (ii) Company directs Subcontractor to suspend performance pursuant to Section 8.02 or 8.03, hereof, and (b) Company shall continue payment other than for the disputed amount. Company shall not be in breach of this Agreement or be liable to Subcontractor for damages for any failure to pay any invoice for any Services provided by Subcontractor which are the subject of a reasonable dispute between Company and Subcontractor.

    9.04 Inspection Procedures.
         Subcontractor shall cooperate with the Company and the Customer at all times in the inspection of the Materials and the Services provided pursuant to this project,


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         and Subcontractor shall abide by all reasonable inspection procedures and requirements established by Company, or the Customer.

    9.05 Site Maintenance.
         Subcontractor shall maintain the area in which it performs the Services at the Site in a safe and clean manner and shall store all Materials and Spare Parts neatly in the areas designated therefor by Company, or the Customer. Upon completion of the Services, Subcontractor shall immediately remove all temporary structures, waste materials and rubbish, tools and other materials from the Site. In the event that Subcontractor fails to remove any such structure, material, rubbish or tools within two (2) days of notice thereof from Company, Company may provide such removal services, either directly or through a third party, and (a) deduct such cost from amounts due Subcontractor or (b) invoice Subcontractor for such costs, which shall be payable within forty-five (45) days of receipt thereof.

    9.06 Maintenance Personnel.
         Subcontractor shall employ a sufficient number of qualified personnel to perform the Service and satisfy its obligations hereunder. Such personnel shall be knowledgeable concerning the installation, testing and maintenance of the Equipment. If Company requires Subcontractor to maintain and/or install specific Equipment for which the Manufacturer requires maintenance or installation services to be performed only by Manufacturer certified or trained personnel, Subcontractor will provide personnel so certified or trained. Company will assist Subcontractor to enable Subcontractor to obtain such certification or training at Subcontractor's sole cost and expense.

    9.07 Service Interruption.
         Subcontractor shall not unreasonably interrupt service on any communications circuit during the performance of the Services If Services must be performed at times other than normal business hours, Subcontractor shall obtain Company's consent prior to performing such services as Unrelated Services.

    9.08 Manufacturer Warranties.
         Subcontractor shall not limit, reduce or restrict any warranty, maintenance and repair obligation or indemnification offered by the Manufacturers or by the manufacturer or supplier of the Materials.

    9.09 Equipment Inspection.
         Subcontractor shall inspect i) all Equipment packaging when received and ii) all Equipment when uncrated at the Site or at Subcontractor's warehouse, staging area, or wherever else delivered pursuant to Subcontractor's instructions and shall immediately notify Company if any of the Equipment is defective, deficient or nonconforming. Subcontractor shall review all packing slips for the Equipment, maintain detailed records of Equipment received, and reconcile the


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         Equipment received with Company orders and records. Subcontractor shall send all packing slips or warehouse receipts for the Equipment to Company within five (5) business days of receipt. Subcontractor shall be responsible for any damages caused by delay unloading unless such delays are a direct result of acts or omissions of Company or the Customer.

    9.10 No Customer Contact.
         Subcontractor agrees that during the term of this Agreement and for one
         (1) year thereafter, all communications concerning the Services and the Equipment will be made directly to Company and not to Company's Customer. Subcontractor will refer all requests for, or inquiries regarding additional services that arise from the Services performed under this Agreement to Company. Subcontractor agrees not to use Customer information obtained as a result of the relationship established by this Agreement to compete with Company.

    9.11 Payroll Taxes.
         Subcontractor shall be responsible for the payment of all wages, salaries, benefits, and other compensation of its employees and personnel including contributions to any employee benefit, savings or work plans. Subcontractor shall be responsible to withhold and to pay all federal, state, and local income, Social Security, unemployment and other taxes. Subcontractor shall defend, indemnify and hold Company harmless from any claim or demand by any person, government or agency relating to such compensation or taxes as provided in Section 12.01 hereof. Subcontractor shall comply with all statutes, rules and regulations including, but not limited to, those of employment of labor, hours of labor, working conditions, Workers' Compensation, payment of wages, and payment of taxes, including applicable contributions for such persons when required by law.

    9.12 Customer Interruption.
         Subcontractor shall not unreasonably interfere with the business of the Customer or others while performing the Services and shall not cause damage to any property of Customer or to the Equipment.

    9.13 Exclusivity.
         Subcontractor represents that it is in its best interests to provide Company an incentive to enter into the relationship contemplated by this Agreement. Accordingly Subcontractor will take measures it feels would benefit Company's sales efforts and recognizes that it would not be in Subcontractor's best interests to hinder or diminish the investments in time and resources Company will undertake to utilize Subcontractor's expertise and labor efforts as set forth under the Agreement.

         Company represents that it is in its best interests to confer upon Subcontractor a preferred vendor status. Whereas Company shall take measures it feels would


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         benefit each of the parties to the Agreement by first utilizing Subcontractor's experience and resources as set forth under the Agreement, except for those opportunities within the scope and geographic domain of XXX Corporation* and based upon Subcontractor's continued desire to perform under the Agreement.

         Notwithstanding the aforesaid during the initial one (1) year term of this Agreement, Subcontractor shall not enter into contractual arrangements or agreements with recognized Company strategic competitors, including but not limited to Regional Bell Operating Companies (RBOC's), Interexchange Carriers (IXC's) and/or Competitive Local Exchange Carriers (CLEC's) for like or similar services as provided under the Agreement, except for those instances where Subcontractor is already under obligation to such strategic competitors, prior to formal execution of this Agreement. Subcontractor's breach of this provision shall be deemed a material breach of this Agreement. Subcontractor reserves the right to offer like or similar services as provided for under this Agreement on an ad-hoc basis and on behalf of 3rd party vendors, in the sole event that Company is not making or attempting to make a like or similar proposal to the same Customer or customer group.

         After the first annual period of the Agreement and in the event Subcontractor desires to enter into or otherwise enact or execute a like or similar contract environment with one of Company's aforesaid strategic competitors, Company reserves the right to re-negotiate the aforesaid terms and conditions of this Section 9.13 with Subcontractor, prior to Subcontractor's enactment or execution of such like or similar contract environment. The parties hereby agree to negotiate in a good faith effort toward that end and during such time, the terms and conditions of this Agreement shall prevail. In the event that such negotiations are not resolved between the parties in a reasonable amount of time not to exceed ninety (90) days, Subcontractor shall reserve the right to enter into a like or similar contract environment with such aforementioned strategic competitors.

    9.14 New Equipment.
         Subcontractor shall provide all Services under this Agreement for new Equipment as mutually agreed to from time to time by Company and Subcontractor, pursuant to Schedule B, Exhibit B-3 as from time to time amended. As such, Subcontractor shall at its own expense comply with any such Manufacturer's requirement for training and/or certification requirements of Subcontractor's personnel (including any subcontractors acting on behalf of Subcontractor), where such requirements are in keeping with the spirit of the Agreement.


X. INDEMNIFICATION


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

   10.01 Indemnity by Subcontractor.

         Subcontractor agrees to indemnify, defend and hold Company, its Affiliates and their respective officers, directors, employees, agents, successors and assigns harmless, against any and all claims, damages or losses incurred by Company arising from or in connection with:

         (a) any claims of infringement made against Company of any United States letters patent, or any copyright, trademark, service mark, trade name or similar proprietary rights conferred by contract or by common law or by any law of the Untied States or any state, alleged to have occurred because of equipment, systems, products or other resources or items provided to Company by Subcontractor; provided, however, that Subcontractor will have no obligation with respect to any losses to the extent the same results from Company's unauthorized modification of a program or a machine or Company's unauthorized combination, operation or use with devices, data or programs not furnished by Subcontractor or its subcontractors; whereas Subcontractor will make all reasonable commercial efforts to obtain for Company a continued right to use the Services;

         (b) any claim or action by, on behalf of or related to, any employees or personnel of Subcontractor (including any Affected Employees hired by Subcontractor after such date of hire), including claims arising under the Occupational Safety and Health Administration requirements or orders, Equal Employment Opportunity Commission requirements or orders, National Labor Relations Act, unemployment insurance or workers' compensation laws, Fair Labor Standards Act, or other applicable federal, state or local laws or regulations, except to the extent that such losses result from Company's failure to comply with this Agreement and its Schedules, or such claim or action arose or grew out of events that occurred while such person was a Company employee prior to his or her hire by and employment with Subcontractor;

         (c) any losses incurred by Company as a result of a failure by Subcontractor to obtain any necessary regulatory approvals applicable to its business or any necessary permits, or to comply with any legal or regulatory requirement applicable to the performance of the Services.

         (d) any amounts, including but not limited to taxes, interest and penalties, assessed against Company which are obligations of Subcontractor pursuant to Section 4.02 and Section 9.11 hereof; and

         (e) Subcontractor's failure to accept an exemption certificate, act to minimize Company's tax liability, or properly segregate charges


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

              assessed under this Agreement into various payment streams as required under Section 4.02 hereof.

   10.02 Indemnity by Company.
         Company agrees to indemnify, defend and hold Subcontractor, its Affiliates and their respective officers, directors, employees, agents, successors and assigns harmless, against any and all losses, arising from or in connection with:

         (a) any claims of infringement made against Subcontractor of any United States letters patent, or any copyright, trademark, service mark, trade name or similar proprietary rights conferred by contract or by common law or by any law of the United States or any state, alleged to have occurred because of equipment, systems, products, or other resources or items provided to Subcontractor by Company hereunder, provided, however, that Company will have no obligation with respect to any losses to the extent the same results from, arises out of, or in connection with Subcontractor's unauthorized modification of a program or a machine or Subcontractor's unauthorized combination, operation or use with devices, data or programs not furnished by Company; in addition, Company will make all reasonable commercial efforts to obtain for Subcontractor a continued right to provide the Services;

         (b) any claim or action by, on behalf of or related to, any employees or personnel of Company (including any Affected Employees hired by Subcontractor before such date of hire), including claims arising under the Occupational Safety and Health Administration requirements or orders, Equal Employment Opportunity Commission requirements or orders, National Labor Relations Board or Fair Labor Standards Act, or other applicable federal, state or local laws or regulations, except to the extent that such losses result from Subcontractor's failure to comply with this Agreement and its Schedules;

         (c) any amounts, including but not limited to taxes, interest, and penalties, assessed against Subcontractor which are obligations of Company pursuant to Section 4.02 hereof;

         (d) Company's failure to act to minimize Subcontractor's tax liability as required under Section 4.02 hereof;

         (e) any environmental claim arising out of this Agreement, or as a result of the Services performed at Company's facilities, unless Subcontractor has caused the environmental damage by its own actions or omissions or the actions or omissions of its subcontractors or by failing to follow guidelines or procedures provided by Company; and


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         (f) any losses incurred by Subcontractor as a result of a failure by Company to obtain any necessary regulatory approvals applicable to its business or any necessary permits, or to comply with any legal or regulatory requirements applicable to the performance of the Services.

   10.03 Cross-indemnity and Contribution.
         Each Party agrees to contribute to the amount paid or payable by the other Party for any and all losses for which such Party is legally liable and in proportion to such Party's comparative fault in causing such losses, arising in favor of any person, corporation or other entity, including the Parties hereto and their employees, contractors and agents, on account of personal injuries, death or damage to tangible personal or real property in any way incident to, or in connection with or arising out of:

         (a)  this Agreement;

         (b)  the Services provided by Subcontractor hereunder;

         (c) the presence of such Party, its employees, contractors or agents on the premises of the other Party; or

         (d) the act or omission of such Party, its employees, contractors or agents.

   10.04 Subrogation.
         In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to Sections 10.01, 10.02, or 10.03, (an "Indemnified Party") written notice shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

   10.05 Exclusive Remedy.
         The indemnification rights of each Indemnified Party pursuant to Sections 10.01, 10.02 or 10.03 shall be the exclusive remedy of such Indemnified Party against the other Party with respect to the claims to which such indemnification relates; provided that nothing in this Section shall be deemed to limit Company's right to terminate this Agreement for cause pursuant to Section 13.

   10.06 Indemnification Procedures.

         (a) If any civil, criminal, administrative or investigative action or proceeding (any of the above being a "Claim") is commenced against any Party entitled to indemnification under Sections 10.01, 10.02 or 10.03 (an "Indemnified Party") written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the "Indemnified Party") as promptly as practicable. After

                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

              such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects in a written notice delivered to the Indemnified Party to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnified Party's sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnified Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

         (b) After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that Claim. If the Indemnifying Party does not assume full control over the defense of a Claim, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.


XI. LIABILITY

   11.01 General Intent.
         Subject to the specific provisions of this Section, it is the intent of the Parties that each Party will be liable to the other Party for any damages (including equitable remedies) incurred by the non-breaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Agreement.

   11.02 Direct Damages.
         Each Party's, and each of its subcontractor's, liability for actual, direct money damages resulting from failure of such Party to perform under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal grounds, will be limited to the


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         aggregate of the amounts paid under this Agreement in the six (6) month period immediately preceding the occurrence. This limitation will not apply to and, as appropriate, each Party shall respectively be fully responsible at law and equity for:

         (a) any obligation or failure by Company to pay any amounts due or past due and owing to Subcontractor pursuant to the terms of this Agreement;

         (b) either Party's obligation to indemnify the other for losses as provided in Sections 10.01, 10.02, 10.03;

         (c) losses resulting from disclosure of confidential information or breach of obligations under Section XVI.

   11.03 Other Damages.
         In no event will either Party have any liability, whether based on contract, tort (including without limitation, negligence), warranty or any other legal or equitable grounds, for any consequential, indirect, incidental, special, punitive or exemplary damages (including lost sales or revenue opportunities) suffered by the other Party, arising from or related to this Agreement, even if such Party has been advised of the possibility of such losses or damages; provided, however, that this clause is not intended to prevent either Party from recovering amounts owed under Sections 10.01, 10.02 and 10.03 or Subcontractor from recovering Termination Charges.


XII. COMPLIANCE WITH APPLICABLE LAWS

   12.01 Compliance with Applicable Laws.
         Subcontractor shall be solely responsible for complying with all federal, state and local statutes, ordinances, rules and regulations, including but not limited to National Electrical Code, the rules and regulations of the Secretary of Labor and the requirements of local utilities and common carriers. Subcontractor shall at its own cost and expense obtain all licenses and permits and pay all fees and charges required to comply therewith. If the Specifications for a Project are at variance with any such statutes, ordinances, rules and regulations, Subcontractor shall promptly notify Company of such variance in writing. Subcontractor shall hold Company and any of its customers and affiliates harmless in respect of any violation thereof.


XIII. TERMINATION

   13.01 Termination for Cause.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         Upon written notice either Party may terminate this Agreement, without charge to the terminating Party, in the event of a material breach by the other. The Parties agree that for purposes of this Section, a "material breach" shall include, without limitation, repetitive failures by a Party to perform its duties that individually may not rise to a material breach, but cumulatively do amount to such breach. Without limiting the foregoing, Subcontractor shall be in material breach if Company's failure to meet the Performance Standards for different categories in consecutive months shall not in itself constitute a material breach). However, if Subcontractor can provide Company with a reasonable plan to restore the services to the Performance Standards, then Subcontractor shall have an additional thirty (30) days to bring the Services into compliance. Subcontractor may terminate this Agreement only if Company's material breach consists of: (i) nonpayment of amounts due to Subcontractor; (ii) breach of its obligations as specified in the Schedules or in this Agreement, or
         (iii) failure to provide a safe working environment for Subcontractor's personnel performing the Services. The Party seeking termination will provide the other Party with sufficient, reasonable written prior notice of such material breach and the opportunity to cure same, as follows:

         (a) at least ten (10) days in the event of a failure to pay any uncontested amount due and payable under this Agreement when due;

         (b) at least forty-five (45) days in the event of any other material breach.

         If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within a forty-five (45) day period, the breaching Party shall be given an additional fifteen (15) days to cure such breach. In the event the material breach is not cured within the periods specified above after delivery of the notice, the non-breaching Party may terminate this Agreement, which termination shall be in writing, as of a date specified in such notice of termination. The terminating Party shall have all rights and remedies generally afforded by law or equity, subject to the limitations expressed in this Agreement.

   13.02 Change in Control.
         Company may terminate this Agreement at any time upon thirty (30) days prior written notice if there is a Change in Control of Subcontractor. As used in this Section, a "Change in Control" means any transaction or series of related transactions after the Effective Date which results in (a) a transfer of effective operating control of Subcontractor (which, for purposes of this Subsection 13.02 only, shall be defined as Subcontractor, Subcontractor's parent company and/or any previously-permitted successor of Subcontractor) by one (1) or more shareholders of Subcontractor, (b) any sale or purchase of all or substantially all of the assets of Subcontractor, or (c) any merger or consolidation of Subcontractor with or into a non-affiliated corporation or any stock issuance by Subcontractor where more than fifty percent (50%) of the outstanding voting


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         securities (by voting power) of the surviving or resulting corporation or the issuer are directly or indirectly controlled by another entity. All percentages referenced herein shall be determined on a fully diluted basis. The following transactions shall not constitute, or be considered in determining, a Change of Control: (i) any acquisition of Subcontractor's securities by Subcontractor; or (ii) any acquisition of securities by any employee benefit plan or related trust sponsored by Subcontractor. In the event of a Change in Control of Subcontractor, Subcontractor shall immediately so notify Company in writing and Company may at its sole election, which election will be communicated to Subcontractor within sixty (60) days after receipt of Subcontractor's notice of Change of Control, either (A) consent to such Change in Control, in which event this Subsection 13.02 shall thereafter apply to the successor corporation, or (B) terminate this Agreement without any further obligation or liability to Subcontractor, in which event Subcontractor shall reimburse all of Company's reasonable expenses (i) to select another provider of the Services which are the subject of this Agreement, and (ii) to transition to that other provider. Subcontractor shall provide all reasonable support and cooperation to Company in effecting the transition to the other provider.


XIV. INDEPENDENT CONTRACTOR; EMPLOYEES OF SUBCONTRACTOR

   14.01 Relationship.
         The relationship of Subcontractor and Company shall be that of independent contractors. Nothing contained herein shall be construed as creating a joint venture, partnership or principal and agent relationship between Subcontractor and Company. Subcontractor shall make no representations or warranties to any Customer or third party purporting to bind Company.

   14.02 No Exclusive Right.
         Subcontractor acknowledges that this Agreement does not grant Subcontractor the exclusive right to perform the Services or the Unrelated Services for any Customer on behalf of Company and that Company or a corporate affiliate may provide or procure services the same as, or similar to, the Services and Unrelated Services. Further, Subcontractor acknowledges that Company has not represented or guaranteed that Subcontractor shall be provided with any specific number of projects or any Projects at all.

   14.03 Subcontractor Personnel.
         Personnel furnished by Subcontractor shall be considered for all purposes employees of Subcontractor. Under no circumstances shall such personnel be considered employees of Company or be entitled to any of the rights, benefits or privileges of Company employees. After consulting with Subcontractor, Company may request Subcontractor to assign a different employee of Subcontractor to a Customer(s) if Company deems such employee incompetent


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         or unacceptable. If an employee is reassigned by Subcontractor at Company's request, such employee shall not be assigned again to that Customer without the prior written consent of Company.

   14.04 Responsibility for Employees.
         Each Party shall be responsible for the management, direction and control of its employees and such employees shall not be employees of the other Party. Accordingly, each party shall be responsible for all federal, state and local taxes and assessments related to its employees, such as social security taxes, unemployment insurance and workers' compensation.

   14.05 Control.
         Except where this Agreement expressly provides that Subcontractor will perform certain identified Services as agent for Company, the Services will be under the control, management and supervision of Subcontractor.


   14.06 Right to Perform Services for Others.
         Except for provisions set forth under Section 9.13, each Party recognizes that Subcontractor personnel providing Services to Company under this Agreement may perform similar services for others and this Agreement shall not prevent Subcontractor from using the personnel provided to Company under this Agreement for such purposes.

   14.07 Use of Third Parties to Perform Services.
         Subcontractor may perform its obligations through its Affiliates or through the use of agents, subcontractors, or independent contractors, provided, however, that (i) Subcontractor shall not be relieved of its obligations under this Agreement by use of such Affiliates or subcontractors (ii) Subcontractor shall not use specific agents, subcontractors or independent contractors to perform the Services at a Company site in the event that Company so notifies Subcontractor in writing that such specific agents (et al) are not desired by Company, where such notification shall not be unreasonably issued, and (iii) Subcontractor shall provide Company a list of prospective specific agents, subcontractors or independent contractors within thirty (30) days of execution of this Agreement.

         Company may request that Subcontractor replace an agent, subcontractor or independent contractor that is providing the Services under this Agreement for failure of the agent, subcontractor or independent contractor to meet the applicable Performance Standards, providing a written notice specifying the failure to perform should Subcontractor so request. Subcontractor shall promptly investigate the matter and take appropriate action, up to and including removal of the individual or entity from the project. Subcontractor shall report its findings and its proposed action within thirty (30) days, and if Company again, in good faith, requests the removal of the agent, subcontractor or


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         independent contractor from the project, Subcontractor shall cause such removal. Subcontractor shall bear the expenses associated with removal of the agent, subcontractor or independent contractor from the project, provided that this is not intended to excuse Company from paying for Services properly rendered.

   14.08 Non-Solicitation.
         During the term of this Agreement, neither party shall, directly or indirectly, solicit, recruit or hire any employee of the other party without the prior written consent of the other party.


XV. ASSIGNMENT

   15.01 Assignment.
         Neither party shall assign any right or obligation under this Agreement without the other party's prior written consent. Any attempted assignment shall be void, except that either party may assign moneys due or become due to it, provided that (a) the assignment party gives the other party at least thirty (30) days prior written notice of such assignment, and (b) such assignment does not impose upon the other party obligations to the assignees, other than the payment of such moneys.

         Not withstanding the foregoing, Company may assign this Agreement, in whole or in part to any of its affiliates. Upon such assignment and assumption of liability thereto by the assignee the assignor shall be discharged of any liability under this Agreement.

         Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall insure to the benefit of the parties' respective successors and assigns.


XVI. CONFIDENTIALITY

   16.01 Confidential Information.
         Subcontractor and Company each acknowledge that the other possesses and will continue to possess information that has been created, discovered, developed by or provided to it by a Party or a third party, which information has commercial value in its business and is not in the public domain. Except as otherwise specifically provided by the Parties, "Confidential Information" shall mean:

         (a) all information marked confidential, restricted, or proprietary by either Party;


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         (b) information that is provided orally or visually, provided that the disclosing party identifies the information as confidential upon disclosure and summarizes the information in a document provided to the receiving party no later than ten (10) days after disclosure;

         (c) business information to which the receiving party has access by virtue of its performance under this Agreement, whether or not the information is marked confidential, restricted, or proprietary, and which by its nature reasonably should be deemed to be confidential by the receiving party; and

         (d) all Company data made available to Subcontractor, including without limitation Company's customer lists, customer information, research information, information regarding business planning and operations of Company, and Company's administrative, personnel, financial or marketing activities.

   16.02 Obligations.

         (a) Non-disclosure. Company and Subcontractor will not disclose any Confidential Information, except as otherwise specified in the Agreement. Company and Subcontractor will each use a level of care no less stringent than the level of care reflected in security procedures in effect as of the Commencement Date, unless the Parties agree otherwise, to prevent disclosing to any entity the Confidential Information of the other as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature. Each Party, upon notice of an alleged breach of a confidentiality obligation by its directors, officers, employees, consultants, agents, or subcontractors (for purposes of this section only, collectively, "subcontractors"), shall also enforce fully its rights to prevent disclosure of the Confidential Information by such subcontractors. Notwithstanding the foregoing, the Parties may disclose such information to their subcontractors involved in providing services to Company as follows:

         (i) the Parties may disclose such Confidential Information as is necessary to permit the subcontractor to perform its duties hereunder;

         (ii) the disclosing Party has a written confidentiality agreement with such subcontractor which is no less restrictive than the confidentiality terms of this Agreement;

         (iii) the disclosing Party assumes fully responsibility for the acts or omissions of its subcontractor, no less than if the acts or omissions were those of the disclosing Party; and


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         (iv) the other Party is expressly made a third party beneficiary of the confidentiality agreement with such subcontractor, with an independent right of enforcement.

  16.03 Agreement Terms.

         Without limiting the generality of the foregoing, neither Party will publicly disclose the terms of this Agreement without the prior written consent of the other.

  16.04 Limitation on Disclosure and Use.
         Neither Party will:

         (a) make or permit any use of the Confidential Information of the other except as contemplated by this Agreement;

         (b) acquire any right in or assert any lien against the Confidential Information of the other; or

         (c) refuse to return promptly, provide a copy of, or destroy such Confidential Information upon the request of the other Party; provided that if such Confidential Information is destroyed, the other party shall deliver an officer's certificate to such effect.

         (d) promptly upon request, the other party shall deliver or destroy all Confidential Information it has received from the requesting party.

   16.05 Nondisclosure of Terms.
         Neither party shall disclose the terms of this Agreement to any third party, including but not limited to making any press announcements, without the prior written consent of the other party, except that Company may disclose the existence of this Agreement and the availability of Subcontractor's Services hereunder.

   16.06 Irreparable Harm.
         The parties acknowledge and agree that the breach of the provisions of this Article XVI may subject the other party to immediate and irreparable harm not capable of being compensated by monetary damages. Accordingly, as between the parties, each party hereby consents to the granting of injunctive relief, whether preliminary, temporary or permanent in the event of breach of its obligations under this Article XVI without proof of actual damages.


XVII.    INSURANCE

   17.01 Insurance.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         Prior to the Effective Date of this Agreement, Subcontractor shall have obtained, at its own cost and expense, and on the Effective Date shall furnish certificates and copies of the following insurance naming Company as an additional insured: (a) Workers' Compensation and other related insurance covering Subcontractor's personnel, as prescribed by the applicable laws of the state or states in which Subcontractor is performing its obligations hereunder; (b) employer's liability insurance with limits of at least $1,000,000 per occurrence and $1,000,000 in the aggregate; and (c) comprehensive general liability insurance including but not limited to contractual liability, products liability, completed operations and comprehensive motor vehicle liability insurance, with limits of not less than $100,000 for bodily injury, including death, to any one (1) person, $1,000,000 per occurrence and $1,500,000 in the aggregate and with limits of $300,000 for property damage per occurrence and $1,500,000 in the aggregate. Subcontractor agrees that, between Subcontractor and Company, Subcontractor, Subcontractor's insurer(s) and anyone claiming by, through, under or in Subcontractor's behalf shall have no claim, right of action or right of subrogation against Company based upon any loss or liability insured against under the foregoing insurance. All policies of insurance for such insurance furnished by Subcontractor shall contain a clause or rider stating essentially that: Company is to be notified in writing at least thirty (30) days prior to cancellation of, any material change in, or renewal refused for, this policy. Such insurance provision shall not, in any way, limit Subcontractor's liability under this Agreement.

   17.02 Other Insurance.
         If Company requests in writing that other special insurance be included in Subcontractor's comprehensive general liability and property insurance policy, Subcontractor shall, if possible, include such insurance and Company shall pay Subcontractor for the additional cost of same.

   17.03 Bonds.
         If required by a Customer or applicable law, Subcontractor agrees to obtain at its cost and expense and to furnish Company with copies of customary performance or bid bonds.


XVIII. MISCELLANEOUS

   18.01 CHOICE OF LAW.
         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF XXX*, except provisions relating to conflict of laws. Any suit regarding this Agreement must be brought in a court of competent jurisdiction in XXX, XXX*.

   18.02 Remedies.

                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         Remedies hereunder are cumulative and are not in lieu of any rights or remedies that either party may have under any other agreements, or at law or equity. Any failure or delay on the part of either party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof.

   18.03 Notices.
         Any notice, request, instruction or other document to be sent by either party shall be in writing and shall be deemed to have been received, if sent by certified or registered mail, return receipt requested, or by a reputable delivery service which provides proof of delivery. Notices shall be sent:

         If to Company:           XXX*



         If to Subcontractor:     VP and General Manager -
                                  Network Services
                                  TECHFORCE
                                  5741 Rio Vista Drive
                                  Clearwater, Florida ..33760

   18.04 Severability.
         Should any part or provision of this Agreement be held to be illegal, invalid or unenforceable by any court of competent jurisdiction, or by any regulatory agency exercising its valid jurisdiction, the legality, validity or enforceability of the remaining parts or provision shall be construed to the maximum extent possible to give effect to the intent of the parties or if such construction is not possible, the remaining provisions of this Agreement shall then be construed as if such illegal, invalid or unenforceable provision had not been contained herein.

   18.05 Integration.
         This Agreement, together with the Schedules attached hereto and the Specifications incorporated herein, constitutes the entire understanding and agreement between Company and Subcontractor with respect to the subject matter hereof and supersedes all previous agreements with respect thereto. In the event of any apparent conflicts or inconsistencies between this Agreement or any Schedules or other Attachments to it, to the extent possible, such provisions shall be interpreted so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail.

   18.06 No Modification.
         No modification to this Agreement shall be valid unless in writing and signed by duly authorized representatives of the parties hereto.

   18.07 No Waiver.


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         No waiver by either party, whether expressed or implied, of any provisions of this Agreement or of any breach or default of either party, shall constitute a continuing waiver of such provision or of a waiver of any other provisions of this Agreement.

   18.08 Force Majeure.

         (a) Neither Party shall be liable for any default or delay in the performance of its obligations hereunder:

         (i) if and to the extent that such default or delay arises out of causes beyond its reasonable control, including but not limited to the following occurrences to the extent they are beyond the reasonable control of the defaulting or delaying Party: acts of God, acts of war, earthquakes, fires, floods, terrorism, riots, civil disorders, rebellions, strikes, lockouts and labor disputes (individually, each being a "Force Majeure Event"); and

         (ii) provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the nonperforming Party through the use of alternate source, work-around plans or other means.

         (b) Upon the occurrence of a Force Majeure Event, subject to the provisions of Section 18.09 below, the nonperforming Party will be excused from further performance or observance of the obligation(s) so affected so long as such circumstances caused by the Force Majeure Event prevail and such Party uses its best efforts to promptly recommence performance or observance of said obligation(s). Any Party so delayed in its performance will immediately notify the other by telephone (to be confirmed in writing within five (5) days of the inception of the Force Majeure Event) and describe at a reasonable level of detail the circumstances causing such delay.

         (c) If any Force Majeure Event substantially prevents, hinders or delays performance of the Services for more than thirty (30) days, then at Company's option:

         (i) Company may procure such Services from an alternate source and Subcontractor will be liable for payment for such Services in excess of Subcontractor's charges under this Agreement for up to 180 days; or


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

         (ii) This Agreement will terminate as of a date specified by Company in a written termination notice to Subcontractor and Subcontractor's sole and exclusive remedy shall be payment by Company to Subcontractor of any reasonable out-of-pocket expenses directly associated with ramp down transition costs.

         (d) Upon the occurrence of a Force Majeure Event, Subcontractor shall implement promptly its disaster recovery plan and provide disaster recovery services. The occurrence of a Force Majeure Event shall not relieve Subcontractor of its obligation to implement its disaster recovery plan and provide disaster recovery services;

         (e) Except as stated in Section 18.08 above, nothing in this section shall limit or otherwise relieve Company's obligation to pay any moneys due Subcontractor under the terms of this Agreement, provided, however, that if the Parties agree that some discrete sub-component of the Services cannot reasonably be provided, the Parties will mutually determine an equitable adjustment to the charges to adjust for such Force Majeure Event.


   18.09 Compliance with Laws.
         Each party shall comply with all applicable federal, state and local laws, rules and regulations applicable to its performance under this Agreement.

   18.10 Entire Agreement.
         The terms contained in this Agreement and any Schedule(s) referred to herein, which are incorporated into the Agreement by this reference, constitute the entire agreement between the parties with respect to the subject matter hereof, superseding all prior understandings, proposals, and other communications, oral or written. Neither party shall be bound by any pre-printed terms additional to or different from those in this Agreement that may appear subsequently in the other party's form documents, purchase orders, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by both parties.


IN WITNESS WHEREOF, the parties by their duly authorized representatives, have executed this Agreement as of the dates set forth below.

         XXX*                     TECHFORCE


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

Signature                                    Signature
         ------------------------------               -------------------------
Title                                        Title
     ----------------------------------           -----------------------------
Date                                         Date
    -----------------------------------          ------------------------------


                            CONFIDENTIAL INFORMATION
             Solely for use by employees of XXX* and TECHFORCE with
           a need to know. Not to be disclosed to or used by any other person without the prior written permission of XXX*.

         * Indicates information deleted based on an Application for Confidential Treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.